EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Teleconnect Inc. (the “Company”) for the quarter ended December 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the Report), the undersigned Chief Executive Officer and Chief Financial Officer of the Company each hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects the financial condition and results of operations of the Company.

October 26, 2009

By:	/s/ Dirk Benschop	By:	/s/ Alfonso de Borbon
	Dirk Benschop, Director,		Alfonso de Borbon,
	Chief Executive Officer,		Director, Chief Accounting
	President, and Treasurer		and Financial Officer,
Executive Vice President and
Chief Operating Officer